SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION

ALLSPRING INTERNATIONAL AND GLOBAL FUNDS
For the
Allspring Special Global Small Cap Fund
Allspring Special International Small Cap Fund
(each a “Fund”, together the “Funds”)

Effective March 31, 2026, Oleg Makhorine is removed as a portfolio manager of the Funds. After that date, all references to Oleg Makhorine in the Funds’ prospectus, summary prospectuses and statement of additional information are hereby removed.

In addition, James M. Tringas, CFA, has announced his intention to transition to a new role as Director of Research for the Special Global Equity team with Allspring Global Investments, LLC effective December 31, 2026. He will continue to serve as a portfolio manager of the Funds until that date. After that date, all references to James M. Tringas, CFA, in the Funds’ prospectus, summary prospectuses, and statement of additional information are hereby removed.

January 15, 2026	SUP4305 01-26